Value Line
Income and Growth Fund, Inc.

(VALIX)

S U M M A R Y P R O S P E C T U S
M A Y 1 , 2 0 1 0

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

F U N D S U M M A R Y

What are the Fund’s investment objectives?

The Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

What are the Fund’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases as a percentage of offering price	None
Maximum Deferred Sales Charges (Load) as a percentage of original purchase price or redemption price, whichever is lower	None
Maximum Sales Charges (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)
Management Fees	0.67%
Distribution and Service (12b-1) Fees*	0.25%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.13%
Less: 12b-1 Fee Waiver*	-0.05%
Net Expenses*	1.08%

*
Effective March 1, 2010 through April 30, 2011, EULAV Securities, Inc. (the “Distributor”) contractually agreed to waive a portion of the Fund’s 12b-1 fee in an amount equal to 0.05% of the Fund’s average daily net assets. There is no assurance that the Distributor will extend the fee waiver beyond such date.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (your cost would be the same if you did not redeem your shares).  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the fee waiver is in effect for one year only.  This example assumes that (a) the Fund’s total operating expenses remain the same and (b) the Distributor’s contractual Rule 12b-1 fee waiver is in effect for year one.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Income and Growth Fund	$110	$354	$617	$1,370

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

To achieve the Fund’s goals, not less than 50% of the Fund’s net assets are invested in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. In selecting common stocks for purchase or sale, EULAV Asset Management, LLC. (the “Adviser”) relies on the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System (the “Ranking Systems”). The Ranking Systems compare an estimate of the probable market performance of each stock during the next six to twelve months to that of all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund invests usually are selected from those securities ranked 1, 2 or 3 by either Ranking System at the time of purchase. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies.

What are the Fund’s principal risks?

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. The risks vary depending upon a fund’s mix of stocks, bonds and money market securities. Therefore, before you invest in this Fund you should carefully evaluate the risks.

The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole. You also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease. BBB-rated bonds are more speculative than higher rated investment grade bonds.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser’s investment strategies may not be able to produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 10.

To the extent the Fund uses the Ranking Systems, there is the risk that securities not covered by the Ranking Systems or lower rated securities will appreciate to a greater extent than those securities in the Fund’s portfolio.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be more affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index and the Barclays Capital U.S. Government/Credit Index, which are broad based equity and bond market indices, respectively. All returns reflect reinvested dividends. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q2 2003 +12.19%
Worst Quarter: Q4 2008 –13.78%

Average Annual Total Returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Value Line Income and Growth Fund
Return before taxes	23.07%	4.93%	4.04%
Return after taxes on distributions	22.44%	3.60%	2.55%
Return after taxes on distributions and sale of Fund shares	14.95%	3.79%	2.85%
S&P 500 Index*	26.46%	0.42%	–0.95%
Barclays Capital U.S. Government/Credit Index*	4.52%	4.71%	6.34%
* Reflects no deduction for fees or expenses.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s “Return after taxes on distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund’s “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. “Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Who manages the Fund?

The Fund’s investment adviser is EULAV Asset Management, LLC., (the “Adviser” or “EULAV”), a subsidiary of Value Line, Inc. (“Value Line”).

Bradley Brooks is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Brooks has been a portfolio manager with the Adviser or Value Line since 2000 and has been a portfolio manager of the Fund since 2002. There is additional information in the Statement of Additional information about Mr. Brooks’ compensation, other accounts he manages and his ownership of Fund shares.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes and also may be subject to state or local taxes, unless you are investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.